EXHIBIT 10.1

Instructions for Subscribing for Units

of SolarWindow Technologies, Inc.

These instructions relate to the offering of units of equity securities (the "Units") of SolarWindow Technologies, Inc., a Nevada corporation (the "Company") pursuant to the Private Placement Memorandum dated February 16, 2016, and the exhibits thereto (and as the same may be, from time to time amended and supplemented, the "Memorandum"). All capitalized terms used in these instructions and not otherwise defined have the mean ascribed to such terms in the Memorandum.

The Subscription Booklet contains the documents you need complete, sign and return to the Company in order to purchase Units; accordingly, please:

1. Read all Documents. Read the Memorandum, the Subscription Agreement, and Warrant;

2. Complete and Sign the Subscription Agreement. Provide all the information requested on PAGE 18 (for natural persons) or 19 (for all other subscribers) of the attached Subscription Agreement and sign the Subscription Agreement where noted; and

3. Accredited Investor Verification Methods. You may use any ONE of the following three verification methods to provide verification of your status as an accredited investor.

(A) THIRD PARTY VERIFICATION: This method requires confirmation on the letterhead of a registered broker-dealer, investment advisor, lawyer or CPA stating that you are an accredited investor and dated as of the date of your subscription. Letters must be substantially in the form of the attached Exhibit A to the Subscription Agreement;

(B) INCOME: Individual prospective investors only may elect to provide a copy of Form W-2, or Form 1099, or Schedule K-1 of Form 1065 AND a filed Form 1040 for the past two years and a reasonable expectation of reaching the same income level in the current year.

(C) NET WORTH: Individual prospective investors only may elect to provide a copy of bank or brokerage statement, certificates of deposit or tax assessment, and/or independent third party appraisal reports dated within past 3 months of your subscription showing value in excess of $1,000,000 AND a recently dated (no older than 90 days of your subscription) credit report from at least one national consumer reporting agency.

If you elect to use either method (B) or (C) please forward the necessary documents to the Company - you may contact the Company at 800-213-0689 for assistance and further information.

4. Forward Documents. Return a copy of the completed and signed PAGE 18 or 19 of the Subscription Agreement, a copy of your government issued photo ID, verification of your "accredited investor" status by email to info@solarwindow.com.

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5. Forward Payment. Payment for the full purchase price of the Units you are acquiring may be made either:

(a) By bank wire as follows:

Bank Name:
Bank Address:
Account Number:
Routing Number:
SWIFT Code:
SolarWindow Address:	SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD, 21044

or,

(b) by check payable to "SolarWindow Technologies, Inc." mailed to us at:

SolarWindow Technologies, Inc.

10632 Little Patuxent Parkway

Suite 406

Columbia, MD 21044

Attention: John Conklin, President & CEO

Upon acceptance, a conformed counter-signed copy of your subscription will be emailed to you and your funds will be available for use by the Company as further described in the Memorandum.

If you have any questions about completing your subscription, please contact Briana Erickson at 800-213-0689.

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Table of Contents

Page #
SUBSCRIPTION AGREEMENT	4
SUBSCRIPTION AGREEMENT SIGNATURE PAGE (FOR NATURAL PERSONS)	18
SUBSCRIPTION AGREEMENT SIGNATURE PAGE (FOR ALL OTHER SUBSCRIBERS)	20
THIRD PARTY ACCREDITED INVESTOR CERTIFICATION	A-1
REPRESENTATION LETTER FOR RESIDENTS OF BRITISH COLUMBIA, CANADA	B-1

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THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, OR AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (B) IN CANADA OR TO RESIDENTS OF CANADA EXCEPT PURSUANT TO PROSPECTUS EXEMPTIONS UNDER THE APPLICABLE PROVINCIAL SECURITIES LAWS AND REGULATIONS OR PURSUANT TO AN EXEMPTION ORDER MADE BY THE APPROPRIATE PROVINCIAL SECURITIES REGULATOR ("CANADIAN SECURITIES LAWS").

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this "Agreement") is entered into by and between SolarWindow Technologies, Inc., a Nevada corporation (the "Company") and the subscriber whose name is set forth on the signature pages affixed hereto (the "Subscriber").

RECITALS

WHEREAS, the Company is offering ("Offering") for sale up to 2,000 units (the "Maximum Offering") of its equity securities (each a "Unit" and collectively, the "Units") at a price of $3,100 per Unit;

WHEREAS, each full Unit consists of: (a) one thousand (1,000) shares (each a "Share" and collectively, the "Shares") of our common stock, par value $0.001 ("Common Stock"); (b) one (1) Series O Warrant to purchase one thousand (1,000) shares of Common Stock at a price, subject to certain adjustments, of $3.10 per Warrant Share through October 31, 2017; and (c) one (1) Series P Warrant to purchase five hundred (500) shares Common Stock at a price, subject to certain adjustments, of $3.70 per Warrant Share through April 30, 2018 (the Series O Warrants and the Series P Warrants included in the Units may hereinafter be referred to individually as a "Warrant" and collectively as, the "Warrants." The shares issuable upon exercise of the Warrants may hereinafter be referred to individually as a "Warrant Share" and collectively as, the "Warrant Shares." The exercise price of the Warrants may hereinafter be referred to as the "Initial Warrant Exercise Price." The Units, the Shares, the Warrants and the Warrant Shares may hereinafter be referred to collectively to as the "Securities"). Except as to the number of shares for which the Warrants are exercisable, the expiration dates of the Warrants, and the Initial Warrant Exercise Price, the terms and conditions of the Series O Warrants and Series P Warrants are otherwise identical.

WHEREAS, each Subscriber must purchase at least one Unit;

WHEREAS, the Offering is being conducted on a "best efforts" basis without the requirement for the Company to sell a minimum number of Units;

WHEREAS, the Offering is being conducted in accordance with the terms and conditions of the Private Placement Memorandum dated February 16, 2016 (and, along with the Exhibits thereto, the "Memorandum"), a copy of which has been delivered to, and receipt of which is hereby acknowledged by, the undersigned Subscriber; capitalized terms used herein and not otherwise defined have the meaning ascribed thereto in the Memorandum.

WHEREAS, the Units will only be offered and sold to a limited number of subscribers, in two simultaneous tranches in the United States and certain jurisdictions outside of the United States, who are either (i) "accredited investors," as defined in Regulation D, or (ii) not "US Persons" as defined in Regulation S and who in either case satisfy the Company's investor suitability criteria, including for residents of British Columbia, Canada, the applicable prospectus delivery exemptions set forth in National Instrument 45-106 Prospectus and Registration Exemptions ("NI-45-106");

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by, but not limited to, the provisions of, Regulation D ("Regulation D") and Regulation S ("Regulation S") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") and to residents of British Columbia, Canada, and who satisfy the prospectus delivery exemption requirements of, among others, Section 2.3 and/or 2.5 of NI-45-106;

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WHEREAS, the Subscriber acknowledges that in connection with the Offering, the Company may make use of "general solicitation," as provided in Rule 506(c) of the Securities Act ("Rule 506(c)") and the Subscriber shall provide the Company with such documentation as required pursuant to Rule 506(c);

WHEREAS, the Subscriber acknowledges that in connection with the Offering, the Company will be entering into subscription agreements identical to this Agreement with other investors (along with the Subscriber, each an "Investor" and collectively, the "Investors");

WHEREAS, the undersigned Subscriber hereby subscribes to purchase the aggregate principal amount of Units set forth on the signature page attached hereto (the "Subscribed for Units"), at an aggregate price as set forth on such signature page hereto (the "Subscription Amount"), subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein; and

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Subscribed for Units to the Subscriber and the Subscriber desires to purchase the number of Subscribed for Units from the Company all on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

1. Subscription for Units; Subscription Procedures; Closing.

1.1 Subscription. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the Subscribed for Units and simultaneously with the Subscriber's execution and delivery of this Agreement, herewith has transmitted the Subscription Amount by either (a) valid check, or (b) wire transfer of funds as follows:

(a) Check. If by check, please make check payable to "SolarWindow Technologies, Inc." (please note in the memo line the number of Units being purchased) and delivered to 10632 Little Patuxent Parkway, Suite 406, Columbia, MD 21044, Attention: John Conklin, President & CEO.

(b) Wire Transfer. If by bank wire, as follows:

Bank Name:
Bank Address:
Account Number:
Routing Number:
SWIFT Code:
SolarWindow Address:

1.2 Subscription Procedure. To complete a subscription for the Subscribed for Units, the Subscriber must:

(a) complete, execute and return to the Company a fully completed and signed copy of this Agreement;

(b) deliver the Subscription Amount in accordance with the provisions of Section 1.1 above;

(c) if the Subscriber is an individual, complete the signature page (page 18) as required and deliver a copy of one form of government issued picture identification (e.g. state issued driver's license or passport);

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(d) if the Subscriber is purchasing the Units on behalf of an entity (i.e., other than an individual), complete the signature page (page 19) as required;

(e) deliver one or more of the Accredited Investor Verification Documents requested by the Company, or, if the Subscriber is a resident of British Columbia, Canada, complete Exhibit B hereto; and

(f) such other documents as the Company may reasonably request (the items, agreements, instruments and documents enumerated in Section 1.2(a) - (f) are collectively referred to herein as the "Subscriber's Deliverables"). The Subscriber's Deliverables must be delivered to the Company at the address set forth in Section 1.1(a).

1.3 Closings; Closing Date.

(a) Date and Place of Closing. The consummation of the transactions contemplated herein shall take place at the offices of Sierchio & Partners, LLP, 430 Park Avenue, Suite 702, New York, New York 10022, in one or more closings (each a "Closing") upon the satisfaction or waiver of all conditions to closing set forth in Sections 4 and 5 hereof (the "Closing Conditions") but, subject to Section 1.5, no later April 15, 2016, subject to the Company right, in its sole discretion, to extend the Offering through April 30, 2016 (the "Outside Closing Date").

(ii) The Company anticipates having the initial Closing (the "First Closing") as soon as practicable after it first receives duly completed and accepted Subscription Agreements. After the First Closing, the Company plans to continue the Offering and hold additional closings at least once each week during the term of the Offering (each, a "Subsequent Closing"). Notwithstanding anything herein to the contrary, the Company's failure to hold a Subsequent Closing shall not give Subscriber a right to request the return of Subscriber's Subscription Amount and shall not be deemed to be a violation of this Agreement. The Company will continue to hold Subsequent Closings until the earliest of:

(1) receipt of duly completed and accepted Subscription Agreements, Subscription Amounts and other required Subscriber Deliverables for all of the offered Units;

(2) such earlier date as the Company may determine to terminate the Offering in its sole discretion; or

(3) the Outside Closing Date, at which point the Company will have a Closing on all subscriptions that have been received since the most recent Subsequent Closing (the "Final Closing").

(b) Termination of the Offering. The Offering will terminate upon the earlier of the sale of the Maximum Offering or the Outside Closing Date, subject to the Company's right to terminate the Offering earlier. In the event that the Company elects to terminate the Offering prior to the of the Maximum Offering the Company will, if it so desires, hold a Closing for the Subscribed for Units, or, at its sole discretion, return the Subscription Amounts to the Subscriber in accordance with the terms hereof. Any early termination by the Company of the Offering will not affect or otherwise invalidate previously accepted subscriptions for Units. The date on which the Offering is terminated is herein referred to as the "Offering Termination Date." Incomplete subscriptions, or subscriptions for Units received after the Offering Termination Date, will not be accepted.

(c) Company's Closing Deliveries. At the Closing, the Company shall have delivered to the Subscriber if accepted by the Company, (1) a duly countersigned copy of this Agreement dated as of the Closing Date; (2) a certificate in the name of the Subscriber representing the Shares included in the Subscribed for Units; and (3) a duly signed copy of the Warrants in the name of the Subscriber included in the Subscribed for Units (collectively, the "Company's Deliverables").

1.4 Closing Conditions. Delivery of the Subscriber's Deliverables and the Company's Deliverables are conditions to the consummation of any Closing.

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1.5 Company Discretion to Accept or Reject Subscriptions. The Subscriber understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Subscriber of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Agreement. If this subscription is rejected in whole, or the offering of Units is terminated, all funds received from the Subscriber will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

1.6 No Rights as a Shareholder. The Subscriber understands and agrees that until such time as the Company has issued to the Subscriber shares of Common Stock the Subscriber shall not be a shareholder of the Company and shall not have any rights of a shareholder, including the right to receive any distributions or dividends made by the Company.

2. Subscriber Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

2.1 Authorization; Power and Enforceability.

(a) Authorization. The Subscriber has the requisite power, authority and legal capacity to enter into and perform this Agreement and the other Transaction Documents, as that term is defined below, and to purchase the Subscribed for Units being sold to it hereunder.

(b) Corporate and Other Entities. If Subscriber is a corporation or other entity, Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and it is authorized and qualified to purchase the Subscribed for Units and the Person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Subscriber or its Board of Directors or stockholders, if applicable, is required.

(c) Enforceability. This Agreement and the other Transaction Documents when executed and delivered by Subscriber constitute a valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with the terms thereof.

2.2 No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by the Subscriber of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not: (i) result in a violation of the Subscriber's charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which the Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents nor to purchase the Units in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

2.3 Agreement Not Binding Until Accepted. The Subscriber acknowledges that this Agreement will not be binding against the Company until accepted and executed by the Company.

2.4 Offering Materials. The Subscriber hereby acknowledges receipt and careful review and reading of this Agreement, the Memorandum (which includes the risk factors enumerated therein), including all exhibits thereto, and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber, its purchaser representative, if any, attorney and/or accountant has requested or desired to know, and has been afforded the opportunity to ask question of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

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2.5 Risk Acknowledgement. The Subscriber recognizes that the purchase of the Subscribed for Units involves a high degree of risk including, without limitation, that the transferability of the Securities is limited and accordingly, the Subscriber may not be able to liquidate its investment. Without limiting the generality of the representations set forth in Section 2.4 above, the Subscriber represents that the Subscriber has carefully reviewed the section of the Memorandum captioned "Risk Factors" and understands that the Units represent a highly speculative investment.

2.6 Communication of Offer. Pursuant to Rule 506(c), the Company may offer to sell the Units by means of general solicitation or general advertising so long as the Company takes reasonable steps to verify that all Investors are "accredited investors" and the Investors provide the Company with such documentation as the Company may request to verify the Subscriber's accredited investor status (collectively the "Accredited Investor Verification Documents").

2.7 Accredited Investor Status and Ability to Bear Economic Risk.

(a) The Subscriber meets the criteria set forth in the section of the Memorandum entitled "Eligible Investor–Who May Invest." The Subscriber is, and will be on the date of the Closing as to his subscription for Units, an "accredited investor," as such term is defined in Regulation D; if the Subscriber is a resident of British Columbia Canada, as that term ("accredited investor") is defined in NI-45-106 or a family member, business associate or friend of a director or officer of the Company as contemplated by Section 2.3 of NI-45-106. The Subscriber represents and acknowledges that the information that the Subscriber provided to the Company on their questionnaire in order to receive the Memorandum and this Agreement is true and complete as of the date hereof and such information is hereby made a part of this Agreement.

(b) If the Subscriber is a natural Person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides, has adequate means of providing for the Subscriber's current financial needs and contingencies, is able to bear the substantial economic risks associated with the purchase of the Subscribed for Units, has no need for liquidity with respect to such purchase, and, at the present time, can afford a complete loss of such investment.

2.8 Experience of the Subscriber. The Subscriber, its advisers (who are not directly or indirectly compensated by or affiliated with the Company, if any), and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and have carefully reviewed and understand the risks of, and other considerations relating to, the purchase of the Subscribed for Units and the tax consequences of the investment, and have the ability to bear the economic risks of the investment and protect the Subscriber's interests in connection with the transaction contemplated hereby.

2.9 No Governmental Review. The Subscriber acknowledges and understands that no United States federal or state agency, including the SEC has passed on or made recommendations or endorsement of the Units or the suitability of the investment contemplated hereby; nor, have such authorities passed upon or endorsed the merits of the offering of the Units.

2.10 Compliance with Securities Act. The Subscriber understands and agrees that none of the Securities have been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that the Units must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

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2.11 Purchase of Units for the Subscriber's Account. The Subscriber is purchasing the Units for its own account, and not with a view to, or for resale in connection with, any distribution in violation of the Securities Act, and no one other than the Subscriber will have any interest in, or any right to acquire, all or any part of the Units or have any interest in this subscription.

2.12 Restricted Securities. The Subscriber understands and agrees that none of the Units, the Shares, the Warrants or the Warrant Shares, have been or will be registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that the Units must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. The Subscriber understands and hereby acknowledges that the Company has no obligation to register the Securities under the Securities Act or any state securities or "Blue Sky" laws.

2.13 Acknowledgement of and Consent to Restrictive Legend. The Shares, Warrants and the shares issuable upon or exercise thereof, may bear the following or similar legend, as applicable:

FOR U.S. PERSONS:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES, OR (B) AN OPINION OF COUNSEL (REASONABLY SATISFACTORY TO THE COMPANY), THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT."

FOR NON-U.S. PERSONS:

"THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT."

The Company's transfer books may include such transfer restrictions as the Company in its sole discretion deems appropriate.

2.14 Non-US Persons. Subscriber further represents and warrants to the Company that: (a) it is acquiring the Units in an offshore transaction pursuant to Regulation S and the Subscriber was outside the United States when receiving and executing this Agreement; (b) the Subscriber has not acquired the Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units; provided, however, that the Subscriber may sell or otherwise dispose of the Units pursuant to registration of the Units under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein; (c) the Subscriber understands and agrees that offers and sales of any of the Units prior to the expiration of a period of one year after the date of transfer of the Units under this Agreement (the "Distribution Compliance Period"), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom, and in each case only in accordance with all applicable securities laws; (d) the Subscriber understands and agrees not to engage in any hedging transactions involving the Units prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the Securities Act; and (e) the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including: (i) the legal requirements within its jurisdiction for the purchase of the Units; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. The Subscriber's subscription and payment for, and its continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

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2.15 Address. The Subscriber represents that the address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

2.16 Reliance Solely on the Memorandum. Other than the Memorandum, the Subscriber is not relying upon any representation or other information purported to be given on behalf of the Company or the Company in determining to invest in the Company (it being understood that no person has been authorized by the Company or the Company to furnish any representations or other information).

2.17 Prohibited Investors.

(a) The Subscriber understands that federal regulations and executive orders administered by the United States Department of the Treasury's Office of Foreign Assets Control ("OFAC") prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The Subscriber further represents and warrants that none of the Subscriber, any of its Affiliates, or, if applicable, any Underlying Beneficial Owner or Related Person (as such term is defined by OFAC), is a country, territory, person or entity named on an OFAC list, and none of the Subscriber, any of its Affiliates, or, if applicable, any Underlying Beneficial Owner or Related Person, is a natural person or Entity with whom dealings are prohibited under any OFAC regulations.

(b) Neither the Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, is, receives deposits from, makes payments to or conducts transactions relating to a foreign bank without a physical presence in any country other than a foreign bank that (i) is an Affiliate of a depositary institution, credit union or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable, (ii) is subject to supervision by a banking authority in the country regulating such affiliated depositary institution, credit union, or foreign bank (each, a "Regulated Affiliate"), (iii) has a fixed address, other than an electronic address or a post office box, in a country in which it is authorized to conduct banking activities, (iv) employs one or more individuals on a full-time basis, (v) maintains operating records related to its banking activities, and (vi) does not provide banking services to any other foreign bank that does not have a physical presence in any country and that is not a Regulated Affiliate.

(c) The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in any document if, following the Subscriber's investment in the Company, the Company reasonably believes that the investment is or has become a Prohibited Investment or if otherwise required by law, the Company may be obligated to "freeze the account" of the Subscriber, either by (i) prohibiting additional capital contributions, (ii) restricting any distributions, (iii) declining any requests to transfer the Subscriber's interest, and/or (iv) segregating the assets in the Subscriber's account in compliance with governmental regulations. In addition, in any such event, the Subscriber (A) may forfeit its Interest, (B) may be forced to withdraw from the Company or may otherwise be subject to the remedies required by law, (C) to the fullest extent permitted by law, the Subscriber shall have no claim against the Company or any of its officers, directors, counsel, affiliates, employees, representatives for any form of damages as a result of any of the actions described in this paragraph, and (D) shall promptly pay or reimburse the Company for any and all expenses and costs incurred by the Company in connection with any such actions (which such payment shall not be deemed a capital contribution). The Company may also be required to report such action and to disclose the Subscriber's identity or provide other information with respect to the Subscriber to OFAC or other governmental entities.

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(d) Except as otherwise disclosed to the Company in writing: (i) neither the Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, is resident in, or organized or chartered under the laws of, (A) a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 or 312 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Interrupt and Obstruct Terrorism Act of 2001 (the "PATRIOT Act") as warranting special measures due to money laundering concerns, or (B) any foreign country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur (a "Non-Cooperative Jurisdiction"); (ii) the subscription funds of the Subscriber and, if applicable, any Underlying Beneficial Owner, do not originate from and shall not be routed through, an account maintained at (A) a Foreign Shell Bank (B) a foreign bank (other than a Regulated Affiliate) that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license, or (C) a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction; and (iii) neither the Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, in each case within the meaning of the PATRIOT Act.

2.18 No Brokers. The Subscriber represents and warrants that is has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, in connection with the transactions contemplated hereby. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commission or other payments owning to any such person or firm action on behalf of such Subscriber hereunder.

2.19 No Consents. The Subscriber represents that no authorization, approval, consent or license of any person (collectively, "Subscriber Consents") is required to be obtained for the purchase of the Subscribed for Units by the Subscriber, other than as have been obtained and which Subscriber Consents are in full force and effect.

2.20 Irrevocability of the Subscription. The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription to purchase the Subscribed for Units is irrevocable by the Subscriber, that except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person, his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

2.21 NOTICE TO FLORIDA RESIDENTS ONLY.

(a) THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED WITH THE FLORIDA DIVISION OF SECURITIES AND INVESTOR PROTECTION UNDER THE FLORIDA SECURITIES ACT. THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF SAID ACT. THE INTERESTS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL OFFEREES WHO ARE FLORIDA RESIDENTS SHOULD BE AWARE THAT SECTION 517.061(11)(a)(5) OF THE ACT PROVIDES, IN RELEVANT PART, AS FOLLOWS: "WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE IN FLORIDA MADE PURSUANT TO THIS SECTION IS VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN 3 DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER" THE AVAILABILITY OF THE PRIVILEGE TO VOID SALES PURSUANT TO SECTION 517.061(11) IS HEREBY COMMUNICATED TO EACH FLORIDA OFFEREE. EACH PERSON ENTITLED TO EXERCISE THE PRIVILEGE TO AVOID SALES GRANTED BY SECTION 517.061 (11) (A)(5) AND WHO WISHES TO EXERCISE SUCH RIGHT, MUST, WITHIN 3 DAYS AFTER THE TENDER OF ANY AMOUNT TO THE COMPANY OR TO ANY AGENT OF THE COMPANY (INCLUDING THE SELLING AGENT OR ANY OTHER DEALER ACTING ON BEHALF OF THE COMPANY OR ANY SALESMAN OF SUCH DEALER) OR AN ESCROW AGENT CAUSE A WRITTEN NOTICE OR TELEGRAM TO BE SENT TO THE COMPANY AT THE ADDRESS PROVIDED IN THIS CONFIDENTIAL EXECUTIVE SUMMARY. SUCH LETTER OR TELEGRAM MUST BE SENT AND, IF POSTMARKED, POSTMARKED ON OR PRIOR TO THE END OF THE AFOREMENTIONED THIRD DAY. IF A PERSON IS SENDING A LETTER, IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. SHOULD A PERSON MAKE THIS REQUEST ORALLY, HE MUST ASK FOR WRITTEN CONFIRMATION THAT HIS REQUEST HAS BEEN RECEIVED.

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(b) If the Subscriber is a Florida resident, the Subscriber acknowledges that Subscriber has read the above notice and may, for a period of time, request the return of its Subscription Amount by complying with the provisions set forth therein.

2.22 Reliance.

(a) The Subscriber understands and acknowledges that (i) the Units are being offered and sold to the Subscriber without registration under the Securities Act in a private placement that is intended to be exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon, the accuracy and truthfulness of, the foregoing representations and warranties and the Subscriber hereby consents to such reliance.

(b) The Subscriber agrees that:

(i) the representations, warranties and covenants of the Subscriber contained herein (or in any representation letter or questionnaire executed and delivered by the Subscriber pursuant to the provisions hereof) shall be true and correct both as of the execution of this Agreement and as of the Closing, and shall survive the completion of the distribution of the Units; and

(ii) the Subscriber further represents and warrants that all of the information that the Subscriber has furnished to the Company in connection with executing this Agreement or which is included in this Agreement is correct and complete as of the date of this Agreement or, if provided thereafter, as of that later date and will be true and correct on the date that the Units are issued to the Subscriber and will continue to be true, correct and complete thereafter.

(c) The Subscriber hereby agrees to notify the Company immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber contained in this Agreement, or any exhibit hereto, which takes place prior to Closing.

3. The Company's Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

3.1 Due Formation. The Company is a corporation, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as presently conducted.

3.2 Authority; Enforceability. This Agreement and any other agreements delivered together herewith or therewith or in connection herewith or therewith (collectively, the "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder.

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3.3 Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as may be required in connection with filings pursuant to Regulation D. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

3.4 No Violation or Conflict. If the representations and warranties of the Subscriber in Section 2 are true and correct, then neither the issuance nor the sale of the Units nor the performance of the Company's obligations under this Agreement by the Company will: (a) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (i) the certificate of formation of the Company, (ii) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (iii) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (iv) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect; or (b) result in the creation or imposition of any lien, charge or encumbrance upon the Units or any of the assets of the Company or any of its Affiliates except in favor of the Subscriber as described herein; or (c) result in the triggering of any piggy-back or other registration rights of any Person or entity holding securities of the Company or having the right to receive securities of the Company.

3.5 The Units. The Warrants included as part of the Units represent a binding obligation of the Company as further described therein. The Shares and Warrant Shares, upon issuance in accordance with the terms of this Agreement and the terms of the respective Warrants: (i) will be duly and validly authorized, validly issued and non-assessable; (ii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and (iii) will not subject the holders thereof to personal liability by reason of being such holders.

3.6 The Reset Adjustment. The Company will conduct a onetime reset adjustment (the "Reset Adjustment") if, within six (6) months from the Offering Termination Date, the Company effects a sale of equity securities, other than through the exercise or conversion of currently outstanding securities, at a price less than $3.10 per share of Common Stock (the sale price shall hereinafter be referred to as the "Reset Price"), resulting in each of Investor having purchased Units in the Offering receiving additional Units equal to the difference between the number of Units that would have been issuable to such subscriber if the price per share of Common Stock included in the Units was equal to the Reset Price less the number of Units actually received by such Subscriber at Closing. The Initial Warrant Exercise Price will not be adjusted.

3.7 Litigation. There is no litigation, arbitration, mediation, action, suit, claim, proceeding or investigation, whether legal or administrative, pending against the Company or any of its Subsidiaries or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries or any of their respective assets, properties or operations, at applicable law or in equity, before or by any governmental authority or any order of any governmental authority that, individually or in the aggregate, has had or caused or would reasonably be expected to have or cause a material adverse effect on the Company's operations.

3.8 Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

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4. Subscriber's Conditions of Closing. The Subscriber's obligation to purchase the Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 5.

4.1 Representations, Warranties and Covenants. The representations, warranties and covenants of the Company set forth in Section 3 hereof shall be true in all material respects on and as of the Closing Date.

4.2 Closing Deliveries. The conditions in Section 1.2 hereof shall have been satisfied or waived in writing by the Subscriber.

4.3 No Adverse Action or Decision. There shall be no action, suit, investigation or proceeding pending, or to the Company's knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

5. Company's Conditions of Closing. The Company's obligation to sell the Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 5.

5.1 Representations, Warranties and Covenants. The representations, warranties and covenants of the Subscriber set forth in Section 2 hereof shall be true in all material respects on and as of the Closing Date.

5.2 Closing Deliveries. The conditions in Section 1.3(d) hereof shall have been satisfied or waived in writing by the Company.

5.3 Subscriber's Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to the date of such Closing shall have been performed, complied with in all material respects, or waived in writing by the Company.

5.4 No Adverse Action or Decision. There shall be no action, suit, investigation or proceeding pending, or to the Company's knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

6. Miscellaneous.

6.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be: (i) personally served; (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid; (iii) delivered by reputable air courier service with charges prepaid; or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile or email, at the address, email address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406, Columbia, MD 21044 Attention: Mr. John Conklin, President & CEO; and (ii) if to the Subscriber, to: the address, email address and/or fax number indicated on the signature page hereto.

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6.2 Entire Agreement; Assignment. This Agreement and other Transaction Documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber. The Subscriber may not assign this Agreement without the prior written consent of the Company.

6.3 Indemnification. The Subscriber agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control Persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of (i) any sale or distribution of the Units by the Subscriber in violation of the Securities Act or any applicable state securities or "Blue Sky" laws or (ii) any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein, in any Transaction Document, or in any other document delivered in connection with this Agreement or any Transaction Document.

6.4 Counterparts/Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature page were an original thereof.

6.5 Calendar Days. All references to "days" in the Transaction Documents shall mean calendar days unless otherwise stated. The terms "business days" and "trading days" shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

6.6 Captions; Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "Person" shall mean and include an individual, a company, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require.

6.7 Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

6.8 Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.

6.9 Irrevocability; Binding Effect. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one Person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such Person and such Person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

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6.10 Modification. Except as otherwise expressly provided herein, any term of this Agreement may be amended and observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Subscriber.

6.11 Fees. Unless otherwise specifically provided,each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

6.12 Survival of Representations. All representations, warranties and agreements contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

6.13 Confidentiality.

(a) The Subscriber acknowledges that the information contained in the Memorandum or otherwise made available to the Subscriber is confidential and non-public and agrees that such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber's personal benefit (other than in connection with this subscription ) and not be disclosed to any third party for any reason, notwithstanding that a Subscriber's subscription may not be accepted by the Company; provided however, that (i) the Subscriber may disclose such information to its attorneys and advisors who may have a need for such information in connection with the providing advice to the Subscriber with respect to its investment so long as such affiliates and advisors have an obligation of confidentiality, and (ii) this obligation shall not apply to any such information that (1) is part of the public knowledge or literature and readily accessible at the date hereof, (2) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentially agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company.

(b) The Subscriber agrees not to issue any public statement with respect the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between it and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

6.14 Binding Obligation. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Subscribed for Units as herein provided, subject, however to the right reserved by the Company to enter into the same agreement with or other subscribers and to unilaterally reject any subscriber.

6.15 Further Assurances. The parties hereto agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.16 No Third Party Rights. Nothing in this Agreement shall create or be deemed to create any rights in any Person or entity not a party to this Agreement.

6.17 Reference and Effective Date. The reference and effective date of this Agreement shall be the Closing Date, regardless of the date on which it is signed by the Subscriber.

6.18 Definitions. All defined terms used herein and not otherwise defined will have the meaning ascribed thereto in the Memorandum.

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6.19 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7. Subscriber Questionnaire and Certification. Subscribers who are residents of British Columbia Canada must complete, sign and deliver Exhibit B hereto. U.S. Subscribers must deliver any Accredited Investor Verification Documents required by the Company. Subscribers of other jurisdictions may be required to complete other questionnaires or forms as the Company may request.

[COMPANY'S SIGNATURE PAGE FOLLOWS]

17

SOLARWINDOW TECHNOLOGIES, INC.

IN WITNESS WHEREOF, the Company has duly executed this Subscription Agreement.

SOLARWINDOW TECHNOLOGIES, INC.

Dated: ____________________	By:	/s/ John Conklin
	Name:	John Conklin
	Title:	President & CEO

[SUBSCRIBER SIGNATURE PAGES FOLLOW]

18

SOLARWINDOW TECHNOLOGIES, INC.

[SIGNATURE PAGE FOR SUBSCRIBERS WHO ARE NATURAL PERSONS]

IN WITNESS WHEREOF, the Subscriber has duly completed and executed this Subscription Agreement and elects to purchase for the number of Units set forth below.

Date: _____________________

	x	$3,100	=
Insert Number of Units to be Purchased	(multiplied by)	Unit Purchase Price	(Equals)	Subscription Amount

Subscriber:
Signature of Subscriber	Social Security Number:

Telephone Number:

Print Name of Subscriber	Facsimile Number:

Email Address:

Signature of Additional Subscriber (if Joint Tenants or Tenants in Common)	Additional Subscriber: (if applicable)
Social Security Number:

Telephone Number:
Print Name of Additional Subscriber
Facsimile Number:
Addresses for Subscriber:
Email Address:

(Street Address)

(City, State, Zip)

Addresses for Additional Subscriber:

(Street Address)

(City, State, Zip)

19

SOLARWINDOW TECHNOLOGIES, INC.

[SIGNATURE PAGE FOR ALL OTHER SUBSCRIBERS]

IN WITNESS WHEREOF, the Subscriber has duly completed and executed this Subscription Agreement and elects to purchase for the number of Units set forth below.

Date: _______________________

	x	$3,100	=
Insert Number of Units to be Purchased	(multiplied by)	Unit Purchase Price	(Equals)	Subscription Amount

Subscriber:
Name of Subscriber	EIN or other applicable Tax ID Number:

Telephone Number:

Signature of Authorized Signatory
Facsimile Number:

Print Name of Authorized Signatory	Email Address:

Title of Authorized Signatory	Telephone Number:

Facsimile Number:

Jurisdiction Where Formed
Email Address:

Address of Executive Offices:

20

EXHIBIT A

THIRD PARTY ACCREDITED INVESTOR CERTIFICATION

[Letterhead of Registered Broker-Dealer, Registered Investment Adviser, Certified Public Accountant, or Licensed Attorney]

To: SolarWindow Technologies, Inc. (the "Company")

The undersigned has been requested by _______________________ ("Client") to provide this Certification (this "Certification") as part of Client's proposed investment in the Company, pursuant to a private placement under Rule 506(c) being conducted by the Company pursuant to a Private Placement Memorandum dated February 16, 2016.

I am, and have served Client as, a (check all that apply):

___	FINRA registered broker-dealer	___	Licensed attorney who is in good standing in the laws of the jurisdiction in which he or she is admitted to practice law
___	SEC registered investment adviser	___	Certified public accountant who is duly registered and in good standing in the laws of the place of his or her residence or principal office

I have known and served Client since (insert date):____________________________________.

I understand that a person or an entity is considered an accredited investor if he/she or it satisfies any of the criteria set forth on Schedule A hereto.

In reaching my conclusion that Client is an "accredited investor" as of the date of this Certification, I reviewed the following documents provided to me by Client (please check as applicable):

[___]	Form W-2, Form 1099, or Schedule K-1 of Form 1065, and a filed Form 1040 form verifying Client's income for the past two years;

[___]	A credit report from at least one of the nationwide consumer reporting agencies and one of the following documents:

[___]	Bank statement dated within the past three months showing assets in excess of $1 million;

[___]	Bank statement dated within the past three months showing assets in excess of $5 million;

[___]	Brokerage statement dated within the past three months showing assets in excess of $1 million;

[___]	Brokerage statement dated within the past three months showing assets in excess of $1 million.

The undersigned hereby authorizes the Company to rely on this Certification.

This Certification is being provided to the Company as of the date hereof.

Very truly yours,

[Name of: Registered Broker-Dealer, Registered Investment Adviser,

Certified Public Accountant, or Licensed Attorney]

By:________________________________

(Signature)

Name:

Title:

A-1

Schedule A

A person or an entity is considered an "accredited investor" if he/she or it satisfies any of the following criteria:

•

A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Units, exceeds $1,000,000 (exclusive of such persons primary residence and after deducting any indebtedness on such residence in excess of its market value);

•

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

•

A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, a broker or dealer registered pursuant to Section 15 of the Exchange Act; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Partnership Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Partnership licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

•	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

•

An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; a corporation; a Massachusetts or similar business trust; or a partnership; in each case, not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000;

•

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

•	An entity in which all of the equity owners are accredited investors.

A-2

EXHIBIT B

REPRESENTATION LETTER

FOR

RESIDENTS OF BRITISH COLUMBIA, CANADA

TO:	SolarWindow Technologies, Inc.
10632 Little Patuxent Parkway Suite 406 Columbia, Maryland 21044

In connection with the purchase by the undersigned of Units of the Company, the undersigned is delivering this representation letter to the Subscription Agreement between the undersigned and the Company, the undersigned hereby represents, warrants and certifies to the Company that the undersigned is resident in British Columbia or is otherwise subject to the securities laws of British Columbia, and is either (A) an "accredited investor" within the meaning National Instrument 45-106 (Prospectus and Registration Exemptions) on the basis that the undersigned fits within that category of "accredited investor" identified on the attached Schedule to this Representation Letter beside which the undersigned has marked its initials; or(B) is purchasing the Units as a principal, and is (please check all applicable descriptions):

_____ (i) a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (ii) a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (iii) a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Company or of an affiliate of the Company,

_____ (iv) a close personal friend of a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (v) a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (vi) a founder of the issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company,

_____ (vii) a parent, grandparent, brother, sister or child of the spouse of a founder of the Company,

_____ (viii) a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (i) to (vii), or

_____ (ix) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (i) to (vii).

DATED: _____________, 2016

(Name of Subscriber – please print)

(Authorized Signature)

(Official Capacity – please print)

(please print name of individual whose signature appears above)

IMPORTANT:	IF APPLICABLE, PLEASE COMPLETE THE SCHEDULE TO THIS REPRESENTATION LETTER BY MARKING YOUR INITIALS BESIDE THE CATEGORY TO WHICH YOU BELONG.

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SCHEDULE A TO EXHIBIT B

BRITISH COLUMBIA CANADA RESIDENTS

PLEASE COMPLETE THIS SCHEDULE BY MARKING YOUR INITIALS BESIDE THE CATEGORY OF "ACCREDITED INVESTOR" TO WHICH YOU BELONG.

Name of the Subscriber: ____________________

Authorized Signatory: ____________________

Date: ____________________, 2016

Meaning of "Accredited Investor"

The term "accredited investor" is defined in National Instrument 45-106 (Prospectus and Registration Exemptions) to mean (Please check all the categories that apply to you):

_____	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);
_____	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
_____	(c)

a subsidiary of any person referred to in paragraphs (a) to (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_____	(d)

a person registered under the securities legislation of a jurisdiction of Canada, or as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or Securities Act (Newfoundland and Labrador);

_____	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person referred to in paragraph (d);
_____	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
_____	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite'de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec;

_____	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
_____	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
_____	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_____	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

_____	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
_____	(m)	a person , other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
_____	(n)

an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (of NI-106) [Minimum amount investment], and 2.19 (of NI-106) [Additional investment in investment funds], or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (of NI-106) [Investment fund reinvestment];

_____	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

_____	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

_____	(q)

a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

_____	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction or the registered charity to give advice on the securities being traded;

_____	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) above in form and function;
_____	(t)

a person in respect of which all of the owners of interests, direct or indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

_____	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
_____	(v)

a person that is recognized or designated by the securities regulatory or, except in Ontario and Quebec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in British Columbia after NI-106 comes into force

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The following definitions relate to certain of the categories of "accredited investor" set forth above:

"Adviser" means a person or company engaging in or holding itself out as engaging in the business of advising others with respect to investing in or the buying or selling of securities or exchange contracts;

"Canadian financial institution" means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act or (b) a bank, loan Company, trust company, insurance company, treasury branch, credit union or caisse populaire that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"Financial assets" means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"Foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

"Fully managed account" means an account of a client for which a person makes investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"Issuer" means a person or company who: (i) has a security outstanding; (ii) is issuing a security; or (iii) proposes to issue a security;

"Investment fund" has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

"Jurisdiction" means a province or territory of Canada, except when used in the term foreign jurisdiction;

"Person" includes, an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"spouse" means, an individual who, (a) is married to another individual and is not living separate and apart with the meaning of the Divorce Act (Canada), from the other individual , (b) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender,;

"Subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

Affiliated Issuers

An issuer is affiliated with another issuer if one of them is the subsidiary of the other or if each of them is controlled by the same person.

Control

A person is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interest of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references in this Schedule are in Canadian Dollars.

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